THIS AGREEMENT IS SUBJECT TO AN INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF THE DATE HEREOF (THE "INTERCREDITOR AGREEMENT") BY AND AMONG U.S. BANK TRUST NATIONAL ASSOCIATION, AS AGENT, DELTA FUNDING CORPORATION, A NEW YORK CORPORATION, DF SPECIAL HOLDINGS CORPORATION, A DELAWARE CORPORATION, GOLDMAN SACHS MORTGAGE COMPANY, A NEW YORK LIMITED PARTNERSHIP, AND GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., A DELAWARE CORPORATION, WHICH MATERIALLY SUBORDINATES CERTAIN SECURITY INTERESTS AND LIENS, AND LIMITS ENFORCEMENT OF RIGHTS UNDER THIS AGREEMENT. ALL PERSONS OR OTHER ENTITIES WHICH AT ANY TIME HOLD INDEBTEDNESS WHICH IS SECURED HEREBY ARE BOUND BY THE TERMS OF THE INTERCREDITOR AGREEMENT, WHICH WILL BE MADE AVAILABLE UPON REQUEST TO ANY PARTY HERETO.

                                PLEDGE AGREEMENT

                  PLEDGE AND SECURITY AGREEMENT dated as of March 16, 2001 made by DELTA FUNDING CORPORATION, a New York corporation (the "PLEDGOR"), in favor of U.S. BANK TRUST NATIONAL ASSOCIATION, as trustee and collateral agent (the "AGENT"), under that certain Indenture dated as of December 21, 2000, as amended (the "INDENTURE") among DELTA FINANCIAL CORPORATION ("DELTA"), as issuer, the parties whose names and signatures appear on the signature pages thereto under the heading "Subsidiary Guarantors" and the Agent.

                              W I T N E S S E T H:

                  WHEREAS, the Pledgor is a party to that certain Deposit Trust Agreement dated as of December 22, 2000 (the "DEPOSIT TRUST AGREEMENT") by and between the Pledgor, as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee;

                  WHEREAS, in connection with the execution and delivery of the Indenture, the Pledgor transferred to the Trust (as defined below) certain residual receivables, including the Pledged Residuals (as defined below);

                  WHEREAS, the Holders of a majority in principal amount of the Senior Notes have agreed that the Pledgor may withdraw from the Trust the Pledged Residuals and grant to the Senior Lenders (as defined below) a first priority security interest in the Pledged Residuals; and

                  WHEREAS, as an inducement to the Holders to consent to the release of the Pledged Residuals from the Trust and the granting of a first priority security interest therein to the Senior Lenders, Pledgor and Agent have entered into this Agreement.

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and of other good and valuable consideration, the Pledgor hereby agrees with the Agent as follows:

                  SECTION 1. DEFINITIONS. As used in this Agreement, capitalized terms used herein without definition have the meanings specified in the Indenture or if not defined in the Indenture, then in Article 8 or Article 9 of the Uniform Commercial Code (the "CODE") currently in effect in the State of New York, and the following terms shall have the following meanings:

                  "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "PLEDGED RESIDUALS" shall mean the residual receivables set forth on Schedule I.

                  "SENIOR LENDERS" shall mean, collectively, Greenwich Capital Financial Products, Inc. and Goldman Sachs Mortgage Company.

                  "SENIOR LIEN" shall mean the security interest granted to the Senior Lenders pursuant to the Senior Loan Agreement.

                  "SENIOR LIEN TERMINATION DATE" shall mean the date on which the Senior Lien is terminated.

                  "SENIOR LOAN AGREEMENT" shall mean that certain Master Loan and Security Agreement dated as of September 30, 1999 by and between Delta Funding Corporation, Greenwich Capital Financial Products,Inc. and Goldman Sachs Mortgage Company, as amended.

                  "TRUST" shall mean Delta Funding Residual Holding Trust 2000-2 established under the Deposit Trust Agreement.

                  SECTION 2. PLEDGE AND GRANT OF SECURITY INTEREST. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges and collaterally assigns to the Agent, and grants to the Agent a continuing security interest in, all of the Pledgor's right, title and interest in and to the Pledged Residuals, whether now owned or hereafter acquired by the Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise) and all Proceeds of any and all of the foregoing (the "PLEDGED COLLATERAL").

                  SECTION 3. SECURITY FOR OBLIGATIONS. The security interest created hereby in the Pledged Residuals constitutes continuing collateral security for all of the following obligations whether now existing or hereafter incurred (collectively, the "OBLIGATIONS"):

                  (a) the due and punctual payment of any and all amounts due and owing by the Pledgor under the Subsidiary Guarantee to which the Pledgor is a party;

                  (b) the due performance and observance by the Pledgor of all of its other obligations from time to time existing in respect of the Indenture, the Senior Notes, the Collateral Agreements and the Related Agreements; and

                  (c) all fees, costs, charges and expenses paid or incurred by the Agent in connection with the creation, protection and preservation or enforcement of its rights under any of the Indenture, the Senior Notes, the Subsidiary Guarantees, the Collateral Agreements and the Related Agreements, on a full indemnity basis.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

                  (a) The Pledged Residuals have been duly authorized, executed and delivered by the respective issuers thereof, and all such Pledged Residuals are legal, valid and binding obligations of such issuers, enforceable against such issuers in accordance with their terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights and to general principles of equity.

                  (b) It is the legal and beneficial owner of the Pledged Residuals free and clear of any Lien, security interest, option or other charge or encumbrance except for the Senior Lien and the security interest created by this Agreement.

                  (c) The exercise by the Agent of any of its rights and remedies hereunder does not contravene any law or any material contractual restriction binding on or affecting it or any of its properties, and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to this Agreement or other Collateral Agreements.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by it for (i) the due execution, delivery and performance of this Agreement, (ii) the grant, or the perfection, of the security interest purported to be created hereby in the Pledged Residuals, or (iii) the exercise by the Agent of its rights and remedies hereunder, except (A) for the filing under the Code of UCC-1 Financing Statements in the offices set forth in
Schedule II hereto and (B) as may be required in connection with any sale of any Pledged Residuals by laws affecting the offering and sale of securities generally.

                  (e) This Agreement creates a valid security interest in favor of the Agent in the Pledged Residuals, as security for the Obligations. The filing under the Code of the UCC-1 Financing Statements in the offices described in Schedule II hereto will result in the perfection of such security interest in the Pledged Residuals. The security interest granted hereby is a perfected, second priority security interest. After the Senior Lien Termination Date such security interest will be a perfected, first priority security interest. All action necessary to perfect and protect such security interest has been duly taken, except for the Agent's or the Agent's custodian, nominee or other designee) having possession of the Pledged Residuals after the Senior Lien Termination Date.

                  (f) There is no pending or , to the best of its knowledge, threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or arbitrator, that may adversely affect the grant or the perfection of the security interest purported to be created hereby in the Pledged Residuals, or the exercise by the Agent of any of its rights or remedies hereunder.

                  SECTION 5. COVENANTS AS TO THE PLEDGED RESIDUALS. So long as any Obligations shall remain outstanding, the Pledgor will, unless the Agent shall otherwise consent in writing:

                  (a) keep adequate records concerning the Pledged Residuals and permit the Agent or any agents or representatives thereof at any time or from time to time to examine and make copies of and abstracts from such records;

                  (b) at its expense, upon the request of the Agent, promptly deliver to the Agent a copy of each material notice or other communication received by it in respect of the Pledged Residuals;

                  (c) at its expense, defend the Agent's right, title and security interest in and to the Pledged Residuals against the claims of any Person;

                  (d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Agent may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby, (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Residuals, or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Agent, after the occurrence and during the continuation of an Event of Default, irrevocable proxies in respect of the Pledged Residuals;

                  (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Residuals or any interest therein except for sales, assignments, exchanges or other dispositions of Pledged Residuals permitted under the Intercreditor Agreement and Section 14(f) hereof;

                  (f) not  create  or   suffer  to  exist   any Lien,   security
interest or other charge or encumbrance upon or with respect to any Pledged Residuals except for the Senior Lien and the security interest created hereby;

                  (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Residuals or enter into any agreement or permit to exist any restriction with respect to any Pledged
Residuals other than pursuant to the Collateral Agreements and applicable securities laws; and

                  (h) not take or fail to take any action which would in any manner materially impair the enforceability of the Agent's security interest in any Pledged Residuals.

                  SECTION 6. VOTING RIGHTS, DISTRIBUTIONS, AGENT'S CONSENT, ETC. IN RESPECT OF THE PLEDGED RESIDUALS.

                  (a) So long as no Event of Default shall have occurred and  be continuing:

                           (i)  the Pledgor may exercise any and all  voting and
other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Indenture, the Senior Notes or the other Collateral Agreements;

                           (ii) the Pledgor may receive  and  retain any and all
interest, cash, instruments, distributions and other property paid in respect of the Pledged Residuals whether now owned or hereafter acquired, and the proceeds of any of the foregoing, except after the occurrence of and during the continuance of an Event of a Default;

                          (iii) the Agent  will execute and deliver (or cause to
be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request in writing for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 6(a) and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) of this
Section 6(a); and

                           (iv) the  Agent  will not  consent  to any  action or
proposed action under this Agreement without obtaining the prior consent of the Holders or Beneficial Holders of a majority of the principal amount of the then outstanding Senior Notes.

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           (i)  all rights of the Pledgor to exercise the voting
and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of subsection (a) of this Section 6, and to receive the distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (ii) of subsection (b) of this
Section 6, shall cease, and all such rights shall thereupon become vested in the Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

                           (ii) without   limiting   the    generality  of   the
foregoing, the Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Residuals as if it were the absolute owner thereof; and

                           (iii) all  distributions  and  interest  payments  or
other cash which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor, and shall be
forthwith   paid  over  to  the  Agent  as Pledged Collateral in the exact form received with any necessary endorsement and/or appropriate transfer forms duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations.

                  SECTION 7. ADDITIONAL PROVISIONS CONCERNING THE PLEDGED RESIDUALS.

                  (a) The Pledgor hereby authorizes the Agent to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Residuals.

                  (b) The Pledgor hereby irrevocably appoints the Agent the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion exercised reasonably and during the continuance of an Event of Default, to take any action and to execute any instrument which the Agent may deem necessary or reasonably advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 6(a) hereof).

                  (c) After the occurrence and during the continuance of an Event of Default, if the Pledgor fails to perform any agreement or obligation contained herein, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 10 hereof.

                  (d) Except as provided in Section 6(a)(iv), other than the exercise of reasonable care to assure the safe custody of the Pledged Residuals while held hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Residuals upon surrendering it or tendering surrender of it to the Pledgor. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Residuals in its possession if the Pledged Residuals is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relating to any Pledged Residuals, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) except as provided in Section 6(a)(iv), taking any necessary steps to preserve rights against any parties with respect to any Pledged Residuals.

                  (e) The Agent may at any time after the occurrence and  during the continuation of an Event of Default in its discretion (i) without notice to the Pledgor, transfer or register in the name of the Agent or any of its nominees any or all of the Pledged Residuals, subject only to the revocable rights of the Pledgor under Section 6(a) hereof, and (ii) exchange certificates or instruments constituting such Pledged Residuals for certificates or instruments of smaller or larger denominations.

                  (f) In the event that the Agent takes possession of any Pledged Residuals, the Agent shall at all times during the term of this Agreement keep such Pledged Residuals within the State of New York.

                  SECTION 8. REMEDIES UPON EVENT OF DEFAULT. If any Event of Default shall have occurred and be continuing:

                  (a) The Agent may exercise in respect of the Pledged Residuals , in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Residuals or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) Business Days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Residuals regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) The Pledgor recognizes that it is impracticable to effect a public sale of all or any part of the Pledged Residuals and that the Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a BONA FIDE basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or (ii) made privately in the manner described above to not less than fifteen (15) BONA FIDE offerees shall be deemed to involve a "public sale" for the purposes of Section 9-504(3) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Agent may, in such event, bid for the purchase of such securities.

                  (c) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Residuals shall be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 10 hereof) in whole or in part by the Agent against, all or any part of the Obligations as directed by the Pledgor consistent with the provisions of the Indenture. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all of the Obligations shall be paid over to the Pledgor or to such person as may be lawfully entitled to receive such surplus.

                  (d) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Senior Notes for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees and expenses of any attorneys employed by the Agent to collect such deficiency.

                  SECTION 9. INTERCREDITOR AGREEMENT.

                  (a) Notwithstanding anything to the contrary in this Agreement, (i) the provisions of this Agreement shall in all respects be subject to the Intercreditor Agreement and (ii) the rights of the Agent and the payment of all cash proceeds of any sale of, collection from or realization upon, all or any part of the Pledged Residuals are subject to the provisions of the Intercreditor Agreement.

                  (b) Within five (5) days after the Senior Lien Termination Date, the Pledgor shall ensure that all documents and instruments evidencing the Pledged Residuals which have not previously been delivered to the Agent shall be delivered to the Agent other than documents and instruments relating to the sale of the 1996-2 Residual described in Section 14(f).

                  SECTION 10.       INDEMNITY AND EXPENSES.

                  (a) The Pledgor agrees to indemnify the Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

                  (b) The Pledgor shall be obligated for, and will promptly pay to the Agent, the amount of any and all reasonable costs and expenses, including the reasonable fees and disbursements of the Agent's counsel and of any experts and agents, which the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Residuals, (iii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by any of the Pledgor to perform or observe any of the provisions hereof.

                  SECTION 11. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Pledgor, to the address for the Pledgor specified in the Indenture, and if to the Agent, to it at its address specified in the Indenture, or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective
(i) if sent by certified mail, return receipt requested,  when received or three
(3) Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day, or (iii) if delivered, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

                  SECTION 12.       CONSENT TO JURISDICTION, ETC.

                  (a) Any legal action or proceeding with respect to this Agreement or any document related thereto may be brought in the courts of the State of New York located in the borough of Manhattan or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Pledgor hereby accepts unconditionally the jurisdiction of the aforesaid courts. The Pledgor hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which the Pledgor may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

                  (b) The Pledgor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Pledgor at its address referred to in Section 11 hereof.

                  (c) Nothing contained in this Section 12 shall affect the right of the Agent to serve legal process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

                  SECTION 13. WAIVER OF JURY TRIAL. THE PLEDGOR AND THE AGENT (BY ACCEPTING THIS AGREEMENT) WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER COLLATERAL AGREEMENTS OR ARISING FROM ANY OTHER COLLATERAL AGREEMENT AND AGREE THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  SECTION 14.  MISCELLANEOUS.

                  (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor, the Agent and the holders of more than 50% of the outstanding principal amount of the Senior Notes, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Agent and the holders of more than 50% of the outstanding principal amount of the Senior Notes, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under any other document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent under any document against any party thereto are not conditional or contingent on any attempt by the Agent to exercise any of its rights under any other document against such party or against any other person.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Agreement shall create a continuing security interest in the Pledged Residuals and shall (i) subject to paragraphs (e) and (f) of this
Section 14, remain in full force and effect until the payment and performance in full or release of the Obligations and the termination of the Indenture, and
(ii) be binding on the Pledgor and by its acceptance hereof, the Agent, and their respective successors and assigns and shall inure, together with all rights and remedies of the Agent hereunder, to the benefit of the Pledgor, the Agent and their respective successors, transferees and assigns. The Agent may resign at any time upon giving the Pledgor and the Trustee thirty (30) days' prior written notice. The Agent shall continue to serve until its successor, appointed by notice of the Pledgor, accepts appointment as successor collateral agent and receives all property held by the Agent under this Agreement. The holders of a majority in principal amount of the outstanding Senior Notes may at any time remove the Agent by so notifying the Pledgor and the Agent and may appoint a successor agent with the Pledgor's consent, provided that after the occurrence of an Event of Default, the Pledgor's consent shall not be required.

                  If the Agent resigns or is removed or if a vacancy exists in the office of Agent for any reason, the Pledgor shall notify each Holder of such event and the holders of a majority in principal amount of the Senior Notes shall promptly appoint a successor Agent. A successor Agent shall deliver a written acceptance of its appointment to the retiring Agent, the Trustee and the Pledgor. Immediately after that, the retiring Agent shall transfer all property held by the retiring Agent under this Agreement to the successor, the resignation or removal of the retiring Agent shall become effective, and the successor Agent shall have all the rights, powers and duties of the Agent under this Agreement. If a successor Agent does not take office within 60 days after the retiring Agent resigns or is removed, the retiring Agent, the Pledgor or the holders of at least 10% in principal amount of the outstanding Senior Notes may petition any court of competent jurisdiction, at the expense of the Pledgor, for the appointment of a successor collateral agent. The terms and conditions of this Agreement will remain unimpaired by resignation of the Agent or the appointment of a successor collateral agent. Following the appointment of a successor collateral agent, such person shall for all intents and purposes of this Agreement be the "Agent" hereunder. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent.

                  (e) Upon the earlier of (i) the transfer by Delta (or its affiliates) of actual servicing for the entirety of the mortgage loans underlying residual receivables held in the Trust and those held in the Delta Funding Residual Holding Trust 2000-1 to Ocwen Federal Bank, FSB (or another third party reasonably satisfactory to the holders of a majority in principal amount of the Notes) and delivery by Delta to the Agent of an officer's certificate certifying that such transfer has been completed or (ii) satisfaction in full of Obligations and the termination of the Indenture, (A) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Residuals shall revert to the Pledgor, and (B) the Agent will, upon the Pledgor's request, and at the Pledgor's expense, promptly (1) return to the Pledgor such of the Pledged Residuals as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (2) execute and deliver to the Pledgor, without recourse, representation or warranty, such documents as the Pledgor shall reasonably request to evidence such termination. Notwithstanding the foregoing, a termination of this Agreement and the security interest created hereby triggered by clause (i) of this Section 14(e) shall be conditioned upon the Agent's receipt of: (A) an officer's certificate from the Pledgor issued in accordance with the Indenture certifying that such termination is authorized and permitted by the Indenture and complies with Section 314 of the Trust Indenture Act of 1939, as amended (the "TIA") and
(B) a legal opinion from Pledgor's counsel, in form and substance reasonably satisfactory to the Agent, that such termination is authorized and permitted by the Indenture and complies with Section 314 of the TIA.

                  (f) Notwithstanding any other provision of this Agreement to the contrary, upon the sale of the Delta Funding Home Equity Loan Trust 1996-2, Home Equity Loan Pass-Through Certificates, Series 1996-2, Class R, representing percentage ownership of 99.999999% in such class (the "1996-2 RESIDUAL") to Greenwich Capital Financial Products, Inc. and Goldman Sachs Mortgage Company (A) the security interest created hereby in respect of the 1996-2 Residual shall terminate and all rights to the 1996-2 Residual shall revert to the Pledgor, and (B) the Agent will, upon the Pledgor's request, and at the Pledgor's expense, promptly execute and deliver to the Pledgor, without recourse, representation or warranty, such documents as the Pledgor shall reasonably request to evidence such termination.

                  (g) All amounts paid by the Agent in connection with the purchase of Pledged Residuals under Section 4(c) of the Intercreditor Agreement shall be deemed an expense under Section 10 of this Agreement. Pledged Residuals purchased by the Agent under Section 4(c) of the Intercreditor Agreement, and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of such Pledged Residuals, shall be held by the Agent subject to Section 8 of this Agreement and shall be applied to the Obligations in accordance therewith.

                  (h) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Residuals are governed by the law of a jurisdiction other than the State of New York.

                  (i) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                             PLEDGOR:

                                             DELTA FUNDING CORPORATION

                                             By: /S/ MARC E. MILLER
                                             ---------------------------
                                               Name: Marc E. Miller
                                               Title: Senior Vice President

ACCEPTED AND AGREED:

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Agent

By: /S/ PATTY J. KAPSCH
-----------------------------------
  Name: Patty J. Kapsch
  Title: Trust Officer


                                                    SCHEDULE I

                                                        TO

                                                 PLEDGE AGREEMENT

                                                 PLEDGED RESIDUALS
                                                 -----------------

               ISSUER                 SERIES           CLASS         PERCENTAGE INTEREST
               ------                 ------           -----         -------------------

    Delta Funding Home Equity

    Loan Trust 1996-2, Home           1996-2             R                99.999999%
    Equity Loan Pass-Through
    Certificates

    Delta Funding Home Equity

    Loan Trust 1999-3, Home           1999-3            R-1               0.000001%
    Equity Loan Asset-Backed
    Certificates

    Delta Funding Home Equity

    Loan Trust 1999-3, Home           1999-3            R-2               0.000001%
    Equity Loan Asset-Backed
    Certificates

    Delta Funding Home Equity

    Loan Trust 1999-3, Home           1999-3            R-3               0.000001%
    Equity Loan Asset-Backed
    Certificates

                                   SCHEDULE II

                                       TO

                                PLEDGE AGREEMENT

                               UCC FILING OFFICES
                               ------------------


   Delta Funding Corporation              Delaware Secretary of State

                                          New York Secretary of State

                                   County Clerk's Office, Nassau County, N.Y.

                                  County Clerk's Office, New York County, N.Y.